                                                                    Exhibit 10.5

                          SP ACQUISITION HOLDINGS, INC.

                               CO-INVESTMENT UNITS

                               PURCHASE AGREEMENT

      THIS CO-INVESTMENT UNITS PURCHASE AGREEMENT (this "Agreement"), dated as of March 22, 2007, is entered into by and among SP Acquisition Holdings, Inc., a
Delaware corporation (the "Company"), Sp Acq LLC, a Delaware limited liability company (the "Founding Stockholder") and Steel Partners II, L.P., a Delaware
limited partnership (the "Purchaser").

      WHEREAS, the Company intends to file a registration statement (the
"Registration Statement") for the initial public offering of units (the "Initial
Public Offering"), each unit consisting of one share of the Company's common stock, par value $0.001 per share (a "Share"), and one warrant to purchase one
Share at an exercise price of $7.50 per Share.

      WHEREAS, immediately prior to the completion of the Company's initial merger, capital stock exchange, asset acquisition or other similar business combination with one or more businesses or assets (a "Business Combination"), the Purchaser desires to purchase and the Company desires to issue and sell, upon the terms and conditions set forth in this Agreement, for an aggregate purchase price of $30,000,000 (the "Co-Investment Units Purchase Price"),
3,000,000 Co-Investment Units (the "Co-Investment Units") at $10.00 per unit, each unit consisting of one Share ("Co-Investment Shares") and one warrant to purchase one Share at an exercise price of $7.50 per share ("Co-Investment
Warrants").

      NOW THEREFORE, in consideration of the mutual promises contained in this
Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

Section 1. AUTHORIZATION, PURCHASE AND SALE; TERMS OF THE CO-INVESTMENT UNITS,
CO-INVESTMENT SHARES AND CO-INVESTMENT WARRANTS.

      A. Authorization of the Co-Investment Units, Co-Investment Shares,
Co-Investment Warrants, and Shares Underlying the Co-Investment Warrants. The
Company has duly authorized the issuance and sale to the Purchaser of each of the Co-Investment Units, Co-Investment Shares, Co-Investment Warrants, and
Shares Underlying the Co-Investment Warrants (collectively, the "Securities").

      B. Purchase and Sale of the Co-Investment Units. Immediately prior to the completion of the Company's Business Combination (the "Closing Date"), which will not occur until after the approval of the Initial Business Combination by the requisite vote of the Company's stockholders, the Company shall issue and sell to the Purchaser and the Purchaser shall purchase from the Company, the
Co-Investment Units for the Co-Investment Units Purchase Price. On the Closing
Date, the Company shall deliver certificates evidencing the Co-Investment Units,
Co-Investment Shares and the Co-Investment Warrants, registered in the
Purchaser's name, upon the payment by the Purchaser of the Co-Investment Units

Purchase Price, by wire transfer of immediately available funds to the Company in accordance with the Company's wiring instructions. Purchaser shall provide the Company's audit committee, on a quarterly basis, with evidence that
Purchaser has sufficient net liquid assets available to pay the Co-Investment
Unit Purchase Price. In the event that the Company fails to consummate the
Business Combination within 24 months from the consummation of its Initial
Public Offering, Purchaser's obligation to purchase the Co-Investment Units shall be null and void and of no further force and effect. In the event that
Purchaser is unable to consummate the purchase of the Co-Investment Units on the terms and conditions provided in this Agreement, Purchaser and the Founding
Stockholder agree to surrender and forfeit to the Company their Founders' Units,
Founder's Shares and Initial Founder's Warrants (as defined in the Company's prospectus used in connection with the Initial Public Offering); provided that such surrender and forfeiture will not be required if the Founding Stockholder purchases the Co-Investment Units.

      C. Terms of the Co-Investment Units, Co-Investment Shares and
Co-Investment Warrants.

            i. Co-Investment Units: Each Unit of the Co-Investment Units shall consist of one Share and one Co-Investment Warrant and shall have the terms set forth in the Co-Investment Unit Certificate attached as EXHIBIT A hereto.

            ii. Co-Investment Shares: The Co-Investment Shares shall have the terms set forth in the Certificate of Incorporation of the Company and the
Co-Investment Share Certificate attached as EXHIBIT B hereto.

            iii. Co-Investment Warrants: The Co-Investment Warrants shall have the terms set forth in the Warrant Agreement set forth as EXHIBIT C hereto.

            iv. Transfer Restrictions: In addition to the restrictions on transfer set forth in Section 9 hereof, the Purchaser (or the Founding
Stockholder to the extent that it purchases the Securities) shall not sell or transfer the Co-Investment Units, Co-Investment Shares, Co-Investment Warrants
or the Shares underlying the Co-Investment Warrants for a period of one year from the date the Company completes its Business Combination except to a
Permitted Transferee (as hereinafter defined) who agrees in writing with the
Company to be subject to such transfer restrictions. In addition to the restrictions on transfer set forth in Section 9 hereof, the Purchaser (or the
Founding Stockholder to the extent that it purchases the Securities)
acknowledges that the Co-Investment Warrants and the Shares issuable upon exercise of the Co-Investment Warrants are subject to the restrictions on transfer set forth in the Warrant Agreement. "Permitted Transferee" means (a)
any officer, director or employee of the Company; or (b) any other person or entity associated or affiliated with Steel Partners II, L.P. or Steel Partners
Ltd.

            v. Registration Rights: In connection with the closing of the
Initial Public Offering, the Company, the Purchaser and the Founding Stockholder
shall enter into an agreement (the "Registration Rights Agreement") granting the
Purchaser (or the Founding Stockholder to the extent that it purchases the
Securities) registration rights with respect to the Securities.

Section 2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

      As a material inducement to the Purchaser and the Founding Stockholder to enter into this Agreement and purchase the Co-Investment Units, the Company hereby represents and warrants to the Purchaser and the Founding Stockholder that:

      A. Organization and Corporate Power. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of
Delaware and is qualified to do business in every jurisdiction in which the failure to so qualify would reasonably be expected to have a material adverse effect on the financial condition, operating results or assets of the Company.
The Company possesses all requisite corporate power and authority necessary to carry out the transactions contemplated by this Agreement and the Warrant
Agreement.

      B. Authorization; No Breach.

            (i) Due Authorization. The execution, delivery and performance of this Agreement and the Warrant Agreement have been duly authorized by the
Company. This Agreement constitutes the valid and binding obligation of the
Company, enforceable in accordance with its terms. The Warrant Agreement, and upon issuance in accordance with, and payment pursuant to, the terms of the
Warrant Agreement and this Agreement, the Co-Investment Warrants, constitute valid and binding obligations of the Company, enforceable in accordance with their respective terms as of the Closing Date.

            (ii) Conflicts. The execution and delivery by the Company of this
Agreement, the Warrant Agreement and the sale and issuance of each of the
Securities and the fulfillment of and compliance with the respective terms hereof and thereof by the Company, do not and will not as of the Closing Date
(i) conflict with or result in a breach of the terms, conditions or provisions of, (ii) constitute a default under, (iii) result in the creation of any lien, security interest, charge or encumbrance upon the Company's capital stock or assets, (iv) result in a violation of, or (v) require any authorization, consent, approval, exemption or other action by or notice or declaration to, or filing with, any court or administrative or governmental body or agency pursuant to the Certificate of Incorporation of the Company or the bylaws of the Company, or any material law, statute, rule or regulation to which the Company is subject, or any agreement, order, judgment or decree to which the Company is subject, except for any filings required after the date hereof under federal or state securities laws.

      C. Title to Securities. Upon issuance in accordance with, and payment pursuant to, the terms hereof and the Warrant Agreement, as the case may be, each of the Securities will be duly and validly issued, fully paid and nonassessable. Upon issuance in accordance with, and payment pursuant to, the terms hereof and the Warrant Agreement, as the case may be, the Purchaser will have or receive good title to the Securities, free and clear of all liens, claims and encumbrances of any kind, other than (a) transfer restrictions hereunder and under the other agreements contemplated hereby, (b) transfer restrictions under federal and state securities laws, and (c) liens, claims or encumbrances imposed due to the actions of the Purchaser.

      D. Governmental Consents. No permit, consent, approval or authorization of, or declaration to or filing with, any governmental authority is required in connection with the execution, delivery and performance by the Company of this
Agreement or the Warrant Agreement, or the consummation by the Company of any other transactions contemplated hereby.

Section 3. REPRESENTATIONS AND WARRANTIES OF THE PURCHASER.

      As a material inducement to the Company to enter into this Agreement and issue and sell the Co-Investment Units, the Purchaser hereby represents and warrants to the Company that:

      A. Capacity and State Law Compliance. The Purchaser will engage in the transactions contemplated by this Agreement within a state in which the offer and sale of the Securities is permitted under applicable securities laws. The
Purchaser understands and acknowledges that the purchase of Shares upon the exercise of the Co-Investment Warrants will require the availability of an exemption from registration under federal and/or state securities laws and that any sale of such Shares shall require registration or the availability of an exemption from registration under federal and/or state securities laws.

      B. Authorization; No Breach.

            (i) This Agreement constitutes a valid and binding obligation of the
Purchaser, enforceable in accordance with its terms.

            (ii) The execution and delivery by the Purchaser of this Agreement and the fulfillment of and compliance with the respective terms hereof by the
Purchaser does not conflict with or result in a breach of the terms, conditions or provisions of the certificate of formation or limited liability company agreement of the Purchaser or any other agreement, instrument, order, judgment or decree to which the Purchaser is subject.

      C. Investment Representations.

            (i) The Purchaser intends to acquire the Securities for its own account, for investment only and not with a view towards, or for resale in connection with, any public sale or distribution thereof.

            (ii) The Purchaser is an "accredited investor" as such term is defined in Rule 501(a)(3) of Regulation D.

            (iii) The Purchaser understands that the Securities will be offered and will be sold to it in reliance on specific exemptions from the registration requirements of the United States federal and state securities laws and that the
Company is relying upon the truth and accuracy of, and the Purchaser's compliance with, the representations and warranties of the Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of the Purchaser to acquire such Securities.

            (iv) The Purchaser did not decide to enter into this Agreement as a result of any general solicitation or general advertising within the meaning of
Rule 502(c) under the Securities Act of 1933, as amended (the "Securities Act").

            (v) The Purchaser has been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities which have been requested by the Purchaser.
The Purchaser has been afforded the opportunity to ask questions of the executive officers and directors of the Company. The Purchaser understands that its investment in the Securities involves a high degree of risk. The Purchaser has sought such accounting, legal and tax advice as the Purchaser has considered necessary to make an informed investment decision with respect to the
Purchaser's acquisition of the Securities.

            (vi) The Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities by the Purchaser nor have such authorities passed upon or endorsed the merits of the offering of the
Securities.

            (vii) The Purchaser understands that: (a) the Securities have not been and are not being registered under the Securities Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder or (B) sold in reliance on an exemption therefrom; and (b) except as specifically set forth in the
Registration Rights Agreement, neither the Company nor any other person is under any obligation to register the Securities under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder. In this regard, the Purchaser understands that the Securities and
Exchange Commission has taken the position that promoters or affiliates of a blank check company and their transferees, both before and after a Business
Combination, are deemed to be "underwriters" under the Securities Act when reselling the securities of a blank check company. Based on that position, Rule
144 adopted pursuant to the Securities Act would not be available for resale transactions of the Securities despite technical compliance with the requirements of such Rule, and the Securities can be resold only through a registered offering or in reliance upon another exemption from the registration requirements of the Securities Act. The Purchaser is able to bear the economic risk of its investment in the Securities for an indefinite period of time.

            (viii) The Purchaser has such knowledge and expertise in financial and business matters, knows of the high degree of risk associated with investments generally and particularly investments in the securities of companies in the development stage such as the Company, is capable of evaluating the merits and risks of an investment in the Securities and is able to bear the economic risk of an investment in the Securities in the amount contemplated hereunder. The Purchaser has adequate means of providing for its current financial needs and contingencies and will have no current or anticipated future needs for liquidity which would be jeopardized by the investment in the
Securities. The Purchaser can afford a complete loss of its investment in the
Securities.

      If the Founding Stockholder purchases the Co-Investment Units, the
Founding Stockholder shall make the same representations and warranties as are provided above.

Section 4. CONDITIONS OF THE PURCHASER'S OBLIGATIONS.

      The obligation of the Purchaser and the Founding Stockholder to purchase and pay for the Co-Investment Units is subject to the fulfillment, on or before the Closing Date, of each of the following conditions:

      A. Representations and Warranties. The representations and warranties of the Company contained in Section 2, shall be true and correct at and as of the
Closing Date as though then made.

      B. Performance. The Company shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing Date.

      C. No Injunction. No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby, which prohibits the consummation of any of the transactions contemplated by this Agreement or the Warrant Agreement.

Section 5. CONDITIONS OF THE COMPANY'S OBLIGATIONS.

      The obligations of the Company to the Purchaser and the Founding
Stockholder under this Agreement are subject to the fulfillment, on or before the Closing Date, of each of the following conditions:

      A. Representations and Warranties. The representations and warranties contained in Section 3 shall be true and correct at and as of the Closing Date as though then made.

      B. Performance. The Purchaser (or the Founding Stockholder) shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing Date.

      C. Corporate Consents. The Company shall have obtained the consent of its
Board of Directors authorizing the execution, delivery and performance of this
Agreement and the Warrant Agreement and the issuance and sale of the
Co-Investment Units.

      D. No Injunction. No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby, which prohibits the consummation of any of the transactions contemplated by this Agreement or the Warrant Agreement.

Section 6. TERMINATION.

      This Agreement may be terminated at any time prior to the Closing Date as it relates only to the Securities to be purchased pursuant to this Agreement on and after such Closing Date upon the mutual written consent of the Company, the
Purchaser and the Founding Stockholder with the consent of the underwriters in connection with the Initial Public Offering and shall terminate on the date that is 24 months from the consummation of the Company's Initial Public Offering.

Section 7. SURVIVAL OF REPRESENTATIONS AND WARRANTIES.

      All of the representations and warranties contained herein shall survive the Closing Date.

Section 8. DEFINITIONS.

      Terms used but not otherwise defined in this Agreement shall have the meaning assigned such terms in the Registration Statement.

Section 9. MISCELLANEOUS.

      A. Legends.

            (i) The certificates evidencing the Co-Investment Units and the
Co-Investment Shares will include the legend set forth on EXHIBITS A AND B hereto, respectively, which the Purchaser and the Founding Stockholder have read and understand. The Co-Investment Warrants and Shares issued upon exercise of the Co-Investment Warrants will include the legend set forth in EXHIBIT B to the
Warrant Agreement in the case of the Warrants and in the Warrant Agreement in the case of the Shares, which the Purchaser and the Founding Stockholder have read and understand.

            (ii) By accepting the Securities, the Purchaser (or the Founding
Stockholder to the extent that it purchases the Securities) agrees, prior to any transfer of the Securities, to give written notice to the Company expressing its desire to effect such transfer and describing briefly the proposed transfer.
Upon receiving such notice, the Company shall present copies thereof to its counsel and the Purchaser (or the Founding Stockholder to the extent that it purchases the Securities) agrees not to make any disposition of all or any portion of the Securities unless and until:

            (a) there is then in effect a registration statement under the
Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement, in which case the legends set forth above with respect to the Securities sold pursuant to such registration statement shall be removed; or

            (b) if reasonably requested by the Company, (A) the Purchaser (or the Founding Stockholder to the extent that it purchases the Securities) shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such
Securities under the Securities Act, (B) the Company shall have received customary representations and warranties regarding the transferee that are reasonably satisfactory to the Company signed by the proposed transferee and (C)
the Company shall have received an agreement by such transferee to the restrictions contained in the legends referred to in (i) hereof.

      Notwithstanding the foregoing, the Purchaser (or the Founding Stockholder to the extent that it purchases the Securities) also understands and acknowledges that the transfer of the Co-Investment Units, Co-Investment Shares,
Co-Investment Warrants and exercise of the Co-Investment Warrants are subject to the specific conditions to such transfer or exercise as outlined herein and the
Warrant Agreement as to which the Purchaser (or the Founding Stockholder to the extent that it purchases the Securities) specifically assents by its execution hereof.

            (iii) The Company may, from time to time, make stop transfer notations in its records and deliver stop transfer instructions to its transfer agent to the extent its counsel considers it necessary to ensure compliance with federal and state securities laws and the transfer restrictions contained elsewhere in this Agreement and the Warrant Agreement.

      B. Successors and Assigns. Except as otherwise expressly provided herein, all covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors of the parties hereto whether so expressed or not. Notwithstanding the foregoing or anything to the contrary herein, the parties may not assign this Agreement except that the Purchaser may assign its obligations under this
Agreement to the Founding Stockholder.

      C. Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this
Agreement.

      D. Counterparts. This Agreement may be executed simultaneously in two or more counterparts, none of which need contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same agreement.

      E. Descriptive Headings; Interpretation. The descriptive headings of this
Agreement are inserted for convenience only and do not constitute a substantive part of this Agreement. The use of the word "including" in this Agreement shall be by way of example rather than by limitation.

      F. Governing Law. This Agreement shall be deemed to be a contract made under the laws of the State of New York and for all purposes shall be construed in accordance with the internal laws of said State. The parties agree that, all actions and proceedings arising out of this Agreement or any of the transactions contemplated hereby, shall be brought in the United States District Court for the Southern District of New York or in a New York State Court in the County of
New York and that, in connection with any such action or proceeding, submit to the jurisdiction of, and venue in, such court. Each of the parties hereto also irrevocably waives all right to trial by jury in any action, proceeding or counterclaim arising out of this Agreement or the transactions contemplated hereby.

      G. Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally to the recipient, sent to the recipient by reputable overnight courier service (charges prepaid) or mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid. Such notices, demands and other communications shall be sent:

If to the Company:               SP Acquisition Holdings, Inc.
                                 590 Madison Avenue, 32nd Floor
                                 New York, NY 10022
                                 Fax No.: (212) 520-2301

With a copy to:                  Steve Wolosky
                                 Olshan Grundman Frome Rosenzweig & Wolosky LLP
                                 65 East 55th Street
                                 New York, NY 10022
                                 Fax No.: (212) 451-2222

If to the Purchaser:             Steel Partners II, L.P.
                                 590 Madison Avenue, 32nd Floor
                                 New York, NY 10022
                                 Fax No.: (212) 520-2301

If to the Founding Stockholder:  SP Acq LLC
                                 590 Madison Avenue, 32nd Floor
                                 New York, NY 10022
                                 Fax No.: (212) 520-2301

or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

      H. No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

                            [SIGNATURE PAGE FOLLOWS]

      IN WITNESS WHEREOF, the parties hereto have executed this Purchase
Agreement on the date first written above.

SP ACQUISITION HOLDINGS, INC.

/s/ Warren G. Lichtenstein
-----------------------------------------------------
By: Warren G. Lichtenstein, Chairman of the Board of
    Directors, President and Chief Executive Officer

STEEL PARTNERS II, L.P.

By:    Steel Partners L.L.C.
       Its General Partner

/s/ Warren G. Lichtenstein
-----------------------------------------------------
By: Warren G. Lichtenstein, Managing Member

SP ACQ LLC

/s/ Warren G. Lichtenstein
-----------------------------------------------------
By: Warren G. Lichtenstein, Managing Member

                                       10

                                                                       Exhibit A

                          SPECIMEN OF UNIT CERTIFICATE

                          SP ACQUISITION HOLDINGS, INC.
No.____      INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE   ____ UNIT(S)

UNIT(S) EACH CONSISTING OF ONE SHARE OF COMMON STOCK AND ONE WARRANT TO PURCHASE
                            ONE SHARE OF COMMON STOCK

                       SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT ____________________________________________IS THE OWNER
OF____________________________________________________________________________
UNIT(S). EACH UNIT ("UNIT") CONSISTS OF ONE (1) SHARE OF COMMON STOCK, PAR VALUE
$0.001 PER SHARE ("COMMON STOCK"), OF SP ACQUISITION HOLDINGS, INC., A DELAWARE
CORPORATION (THE "CORPORATION"), AND ONE WARRANT (EACH, A "WARRANT"). EACH
WARRANT ENTITLES THE HOLDER TO PURCHASE ONE (1) SHARE OF COMMON STOCK FOR $7.50
PER SHARE (SUBJECT TO ADJUSTMENT). THE COMMON STOCK AND WARRANT COMPRISING EACH
UNIT REPRESENTED BY THIS CERTIFICATE ARE NOT TRANSFERABLE SEPARATELY PRIOR TO
FIVE BUSINESS DAYS FOLLOWING THE EARLIER TO OCCUR OF THE EXPIRATION OF THE
OVER-ALLOTMENT OPTION OF THE UNDERWRITERS OF THE CORPORATION'S INITIAL PUBLIC
OFFERING (THE "IPO") AND THE EXERCISE IN FULL BY THE UNDERWRITERS OF SUCH
OPTION. THE TERMS OF THE WARRANTS ARE GOVERNED BY A WARRANT AGREEMENT (THE
"WARRANT AGREEMENT") BETWEEN THE CORPORATION AND ITS TRANSFER, AS AMENDED,
RESTATED OR SUPPLEMENTED FROM TIME TO TIME, AND ARE SUBJECT TO THE TERMS AND
PROVISIONS CONTAINED THEREIN, ALL OF WHICH TERMS AND PROVISIONS THE HOLDER OF
THIS CERTIFICATE CONSENTS TO BY ACCEPTANCE HEREOF. COPIES OF THE WARRANT
AGREEMENT WILL BE ON FILE AT THE OFFICE OF THE CORPORATION, AND WILL BE
AVAILABLE TO ANY WARRANT HOLDER ON WRITTEN REQUEST AND WITHOUT COST.

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES
ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS, AND MAY NOT BE OFFERED,
SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE
SECURITIES ACT OF 1933, AS AMENDED, AND ANY APPLICABLE STATE SECURITIES LAWS OR
AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE. THESE SECURITIES ARE ALSO
SUBJECT TO RESTRICTIONS ON TRANSFER OR SALE PURSUANT TO A CO-INVESTMENT
SECURITIES PURCHASE AGREEMENT DATED MARCH 22, 2007, A COPY OF WHICH CAN BE
OBTAINED FROM THE COMPANY AT ITS EXECUTIVE OFFICES.

SECURITIES EVIDENCED BY THIS CERTIFICATE WILL BE ENTITLED TO REGISTRATION RIGHTS
UNDER A REGISTRATION RIGHTS AGREEMENT TO BE EXECUTED BY THE CORPORATION.

WITNESS THE SEAL OF THE CORPORATION AND THE FACSIMILE SIGNATURE OF ITS DULY
AUTHORIZED OFFICER.

DATED:             , 2007

                          SP ACQUISITION HOLDINGS, INC.
                                                         _______________________
                                 CORPORATE SEAL             AUTHORIZED OFFICER

                                    DELAWARE

--------------------------------------------------------------------------------

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM    as tenants in common       Unif Gift Min Act -  _____ Custodian _____

TEN ENT    tenants by the entireties                       (Cust) (Minor)

           as joint tenants with                           Under Uniform Gifts
           right of survivorship and                       to Minors Act:
JT TEN     not as tenants in common                        _____________________
                                                                  (State)

      Additional abbreviations may also be used though not in the above list.

                          SP ACQUISITION HOLDINGS, INC.

      The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, option or other special rights of each class of stock or series thereof of the
Corporation and the qualifications, limitations, or restrictions of such preferences and/or rights. This certificate and the Units represented hereby are issued and shall be held subject to the terms and conditions applicable to the securities underlying and comprising the Units.

FOR VALUE RECEIVED,                HEREBY SELL, ASSIGN AND TRANSFER UNTO

PLEASE INSERT SOCIAL SECURITY OR OTHER
         IDENTIFYING NUMBER OF ASSIGNEE

________________________________________________________________________________

________________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

UNITS REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY
CONSTITUTE AND APPOINT _________________ ATTORNEY, TO TRANSFER THE SAID UNITS ON
THE BOOKS OF THE WITHIN NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE
PREMISES.

DATED __________________                 BY:
                                         NOTICE: THE SIGNATURE TO THIS
                                         ASSIGNMENT MUST CORRESPOND WITH THE
                                         NAME AS WRITTEN UPON THE FACE OF THE
                                         CERTIFICATE IN EVERY PARTICULAR,
                                         WITHOUT ALTERATION OR ENLARGEMENT OR
                                         ANY CHANGE WHATEVER.

                                                                       Exhibit B

                [SPECIMEN CO-INVESTMENT COMMON STOCK CERTIFICATE]

NUMBER                                                        SHARES

CUSIP

                          SP ACQUISITION HOLDINGS, INC.

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                  COMMON STOCK

                                                                 SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

THIS CERTIFIES THAT

IS THE OWNER OF

         FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF $0.001
                           EACH OF THE COMMON STOCK OF

                          SP ACQUISITION HOLDINGS, INC.

TRANSFERABLE ON THE BOOKS OF THE CORPORATION IN PERSON OR BY DULY AUTHORIZED
ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED. THIS CERTIFICATE
IS NOT VALID UNLESS COUNTERSIGNED BY THE TRANSFER AGENT AND REGISTERED BY THE
REGISTRAR. WITNESS THE SEAL OF THE CORPORATION AND THE FACSIMILE SIGNATURES OF
ITS DULY AUTHORIZED OFFICERS.

Dated:                     SP Acquisition Holdings, Inc.
                               CORPORATE DELAWARE
                                      SEAL

    _________________                                       _________________
        PRESIDENT                                               SECRETARY

                                    DELAWARE

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The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM    as tenants in common       UNIF GIFT MIN ACT -  _____ Custodian _____

TEN ENT    tenants by the entireties                       (Cust)        (Minor)

           as joint tenants with                           Under Uniform Gifts
           right of survivorship and                       to Minors Act
JT TEN     not as tenants in common                        _____________________
                                                                  (State)

     Additional Abbreviations may also be used though not in the above list.

                          SP Acquisition Holdings, Inc.

The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative participating, optional or other special rights of each class of stock or series thereof of the Corporation and the qualifications, limitations, or restrictions of such preferences and/or rights. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Certificate of Incorporation and all amendments thereto and resolutions of the Board of Directors providing for the issue of shares of Preferred Stock (copies of which may be obtained from the secretary of the Corporation), to all of which the holder of this certificate by acceptance hereof assents.

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THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES
ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS, AND MAY NOT BE OFFERED,
SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE
SECURITIES ACT OF 1933, AS AMENDED, AND ANY APPLICABLE STATE SECURITIES LAWS OR
AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE. THESE SECURITIES ARE ALSO
SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER OR SALE PURSUANT TO AN
CO-INVESTMENT PURCHASE AGREEMENT DATED MARCH 22, 2007, A COPY OF WHICH CAN BE
OBTAINED FROM THE COMPANY AT ITS EXECUTIVE OFFICES.

SECURITIES EVIDENCED BY THIS CERTIFICATE WILL BE ENTITLED TO REGISTRATION RIGHTS
UNDER A REGISTRATION RIGHTS AGREEMENT TO BE EXECUTED BY THE CORPORATION.
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________________________________________________________________________________
For value received, _________________________________________ hereby sell, assign and transfer unto

         PLEASE INSERT SOCIAL
           SECURITY OR OTHER
              IDENTIFYING
          NUMBER OF ASSIGNEE
____________________________

____________________________

    _________________________________________________________________________
       (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF
                                   ASSIGNEE)

           ___________________________________________________________

           ___________________________________________________________

_________________________________________________________________________ SHARES

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ ATTORNEY

TO TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN NAMED CORPORATION WILL
FULL POWER OF SUBSTITUTION IN THE PREMISES.

Dated__________________
                                  _____________________________________________
                                  NOTICE:  The signature to this assignment
                                  must correspond with the name as written upon
                                  the face of the certificate in every
                                  particular, without alteration or enlargement
                                  or any change whatever.

Signature(s) Guaranteed:

______________________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR
INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN
ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED
SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE
17Ad-15).

                                                                       Exhibit C

                                WARRANT AGREEMENT